UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) January 24, 2005
                                                      ------------------



                        TUMBLEWEED COMMUNICATIONS CORP.

--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                 000-26223                    94-3336053
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
   of incorporation)                                        Identification No.)

     700 Saginaw Drive, Redwood City, California                 94063
--------------------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code     (650) 216-2000
                                                  ------------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

2.02     Results of Operations and Financial Condition

         On January 24, 2005, Registrant announced its financial results for the fiscal quarter ended December 31, 2004 and forward-looking statements relating to the first quarter of fiscal year 2005. A copy of the press release is furnished as exhibit 99.1 hereto.

5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On January 24, 2005, Registrant announced that Jeffrey C. Smith plans to step down from his role as Chief Executive Officer of Registrant at such time as a qualified successor has been secured. Mr. Smith will continue to serve as Chairman of the Board after the planned Chief Executive Officer transition. A copy of the press release is furnished as exhibit 99.1 hereto.

9.01     Financial Statements and Exhibits

(c)      Exhibits.

              99.1 Press Release of Registrant, dated January 24, 2005, entitled "Tumbleweed announces record revenue in 2004; CEO Announces Succession Plan."

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            TUMBLEWEED COMMUNICATIONS CORP.



                                            By:   /s/ Bernard J. Cassidy
                                               -------------------------------
                                               Name:  Bernard J. Cassidy
                                               Title: Vice President,
                                                      Secretary and
                                                      General Counsel



Date:  January 24, 2005

                                 EXHIBIT INDEX

    EXHIBIT NO.                                       DESCRIPTION
    -----------                                       -----------

     99.1 Press Release of Registrant, dated January 24, 2005, entitled "Tumbleweed announces record revenue in 2004; CEO Announces
                           Succession Plan."